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                                                                                                                       EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Unified Financial Services, Inc. (the "Company") on
Form 10-Q for the period ended September 30, 2002 (the "Report"), I, Thomas G. Napurano, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                  (1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the
                           Securities Exchange Act of 1934; and

                  (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                      /s/ Thomas G. Napurano
                                                     -----------------------------------------------------
                                                     Thomas G. Napurano, Chief Financial Officer of
                                                     Unified Financial Services, Inc.

                                                     November 8, 2002


         This certificate accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the
Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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